                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ X /    Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  ACM Managed Income Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[LOGO OF ALLIANCE CAPITAL]

    ACM INCOME FUND, INC.
    ACM GOVERNMENT OPPORTUNITY FUND, INC.
    ACM MANAGED INCOME FUND, INC.
    ACM MUNICIPAL SECURITIES INCOME FUND, INC.
    ACM MANAGED DOLLAR INCOME FUND, INC.
    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

-----------------------------------------------------------------
     1345 Avenue of the Americas, New York, New York 10105
                    Toll Free (800) 221-5672
-----------------------------------------------------------------

         NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                         March 20, 2002

    To the Stockholders of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"):

    Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and AMA (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 20, 2002 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 18, 2002:

    1. To elect three Directors of each Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies;

    2. To approve an amendment to each Fund's charter to authorize the Board of Directors from time to time to amend the charter to increase or decrease the number of authorized shares of stock of any class or series without further action by the stockholders; and

    3. To transact such other business as may properly come before the Meeting.

    The Board of Directors of each Fund has fixed the close of business on December 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                        By Order of the Boards of Directors,

                        Edmund P. Bergan, Jr.
                        Secretary

New York, New York
February 18, 2002
-----------------------------------------------------------------
                     YOUR VOTE IS IMPORTANT

    Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

-----------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

                      ACM INCOME FUND, INC.
              ACM GOVERNMENT OPPORTUNITY FUND, INC.
                  ACM MANAGED INCOME FUND, INC.
           ACM MUNICIPAL SECURITIES INCOME FUND, INC.
              ACM MANAGED DOLLAR INCOME FUND, INC.
           ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
            ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                   1345 Avenue of the Americas
                    New York, New York 10105

                     -----------------------

              JOINT ANNUAL MEETING OF STOCKHOLDERS
                         March 20, 2002

                     -----------------------

                          INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 20, 2002 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about
February 18, 2002.

    The Board of Directors of the Funds have fixed the close of business on December 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Funds as of December 28, 2001 consisted of 224,216,861 shares of common stock of ACM I, 12,555,056 shares of common stock of ACM IV, 24,195,856 shares of common stock and 950 shares of Remarketed Preferred Stock, Series

A of ACM V, 10,929,793 shares of common stock and 1,200 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C of ACM VII, 22,201,898 shares of common stock of ACM VIII, 8,777,373 shares of common stock of AWDGF, 77,850,368 shares of common stock of AWDGF II and 3,621,980 shares of common stock of AMA, each share being entitled to one vote.

    At the Meeting, the holders of the preferred stock of ACM V and the holders of each series of preferred stock of ACM VII will have equal voting rights with the holders of the common stock of ACM V and ACM VII (i.e., one vote per share), respectively, and, except as discussed below, will vote together with the holders of ACM V and ACM VII common stock, respectively, as a single class on all proposals to be brought before the Meeting applicable to their respective Funds. The holders of the preferred stock of these Funds, voting separately as a class, have the right to elect two Directors of their Fund. The holders of the common stock of these Funds do not have the right to vote with respect to the election of those two Directors. In the case of both ACM V and ACM VII, these Directors are Ms. Ruth Block and Dr. James
M. Hester. Dr. Hester is standing for re-election at the Meeting, as his current term expires as of then. Ms. Block is not standing for re-election at the Meeting, as her term does not expire until 2003.

    All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, (i) proxies from the holders of the common stock of ACM V and ACM VII will be voted for two Directors and (ii) all other proxies, including those from the holders of the preferred stock of ACM V and ACM VII will be voted for the election of three Directors. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by voting in person at the Meeting.

    Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). The shares represented by such a proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of matters to be determined by a plurality or majority of the votes cast on such matters (e.g. Proposal One). With respect to Proposal Two, the adoption of which requires the affirmative vote of a specified proportion of the outstanding shares of a Fund, an abstention or broker non-vote will have the effect of a vote against the matter. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

    The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

    A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund, except that a quorum for the election of Dr. Hester as a Director of ACM V and ACM VII will consist of the presence in person or by proxy of the holders of a majority of the outstanding shares of preferred stock of the respective Funds. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on any proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal, including, as to Proposal Two, abstentions and broker non-votes will be voted against adjournment as to that proposal.

    Each Fund has engaged Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to assist in soliciting proxies for the Meeting. Georgeson Shareholder Communications, Inc. will receive a total fee of $37,000 for its services, to be paid by the Funds as follows: ACM I-- $7,500, ACM IV--$3,500, ACM V--$4,000, ACM VII--3,500 $, ACM VIII--$4,000,

AWDGF--$3,500, AWDGF II--$7,500, and AMA--$3,500, plus
reimbursement of out-of-pocket expenses.

                          PROPOSAL ONE

                      ELECTION OF DIRECTORS

    At the Meeting, three Directors of each Fund will be elected to serve for terms of three years, and, in each case, until his successor is elected and qualifies. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director, except that the affirmative vote of a plurality of the votes cast by the holders of the preferred stock of ACM V and ACM VII is required to elect Dr. Hester as a Director of those Funds. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of three individuals in Class Two, as described below.

    Pursuant to the Funds' respective Charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of the members in Class Two will expire as of the Meeting, the terms of the members in Class Three will expire as of the annual meeting of stockholders to be held in 2003 and the terms of the members in Class One will expire as of the annual meeting of stockholders to be held in 2004. Upon expiration of the terms of the members of a class as set forth above, the terms of their successors in that class will continue until the respective stated expirations of their terms and until their successors are duly elected and qualify.

    Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Funds' annual proxy statements. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

    At the Meeting, three Directors in Class Two of each of the Funds are standing for re-election. Mr. William H. Foulk, Jr. and Dr. James M. Hester are standing for re-election for each of the Funds, Mr. David H. Dievler is standing for re-election for ACM I, ACM IV, ACM V and ACM VII and Mr. John H. Dobkin is standing for re-election for ACM VIII, AWDGF, AWDGF II and AMA.

Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

    Certain information concerning the Funds' Directors is set forth below. With respect to each Fund, only the Class Two
Directors are standing for re-election.

                                                                                         Number of
                          Year                                                           Portfolios
                          Term                                                           in Fund
                          as a                                      Principal            complex
                          Director             Years of             Occuption(s)         Overseen                  Other Director-
                          Will                 Service as           During Past          by                        ships Held
Name, Address and Age     Expire               a Director           5 Years              Director                  by Director
---------------------     --------             ----------           -------------        ----------                ---------------

INTERESTED DIRECTOR**


New York, NY 10105        Class Three (2003)   ACM I: 15            President, Chief        113                    None
                                                                    Operating Officer
Chairman of the Board of                       ACM IV, V: 14        and a Director of
each of the Funds                                                   Alliance Capital
                                               AWDGF: 10            Management
                                                                    Corporation, the
                                               ACM VIII, AWDGF II:  general partner of
                                               9                    the Adviser
                                                                    ("ACMC"), with which
                                               ACM VII, AMA: 8      he has been
                                                                    associated since
                                                                    prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,***+, 71       Class Three (2003)   ACM I: 15            Formerly an             88                Ecolab Inc.
P.O. Box 4623,                                                      Executive Vice                            (specialty
Stamford, CT 06903                             ACM IV, V: 14        President and Chief                       chemicals);
                                                                    Insurance Officer of
                                               AWDGF: 10            The Equitable;                            BP Amoco Corporation
                                                                    Chairman and Chief                        (oil and gas).
                                               ACM VIII, AWDGF II:  Executive Officer of
                                               9                    Evlico; and a
                                                                    Director of Avon,
                                               ACM VII, AMA: 8      Tandem Financial
                                                                    Group and Donaldson,


                                5




                                                                    Lufkin & Jenrette
                                                                    Securities
                                                                    Corporation.

David H. Dievler,***+, 72 Class One (ACM VIII, ACM I: 15            Independent             94                None
P.O. Box 167,             AWDGF, AWDGF II and                       Consultant. Until
Spring Lake, NJ 07762     AMA  2004)           ACM IV, V: 14        December 1994,
                                                                    Senior Vice
                          Class Two (ACM I,    AWDGF: 10            President of ACMC
                          IV, V and VII                             responsible for
                          2005++)              ACM VIII, AWDGF II:  mutual fund
                                               9                    administration.
                                                                    Prior to joining
                                               ACM VII, AMA: 8      ACMC in 1984, Chief
                                                                    Financial Officer of
                                                                    Eberstadt Asset
                                                                    Management since
                                                                    1968. Prior to that,
                                                                    Senior Manager at
                                                                    Price Waterhouse &
                                                                    Co., member of the
                                                                    American Institute
                                                                    of Certified Public
                                                                    Accountants since
                                                                    1953.

John H. Dobkin,***+, 59   Class One (ACM I,    AWDGF: 15            Consultant.             91                None
P.O.Box 12,               IV, V and VII  2004)                      Currently, President
Annadale, NY 12504                             ACM VIII, AWDGF II:  of the Board of Save
                          Class Two (ACM VIII, 14                   Venice, Inc.
                          AWDGF, AWDGF II, AMA                      (preservation
                          2005++)              AMA: 13              organization).
                                                                    Formerly a Senior
                                               ACM I, IV, V, VII: 4 Adviser (June 1999-
                                                                    June 2000) and
                                                                    President (December
                                                                    1989-May 1999) of
                                                                    Historic Hudson
                                                                    Valley (historic
                                                                    preservation).
                                                                    Previously, Director
                                                                    of the National
                                                                    Academy of Design.
                                                                    During 1998-92,
                                                                    Director and
                                                                    Chairman of the
                                                                    Audit Committee of
                                                                    ACMC.

William H. Foulk,         Class Two (2005++)   AWDGF: 10            Investment Adviser      91                None
Jr.,***+, 69                                                        and Independent


                                6




2 Greenwich Plaza                              ACM VIII, AWDGF II:  Consultant. Formerly
Greenwich, CT 06830                            8                    Senior Manager of
                                                                    Barrett Associates,
                                               AMA: 7               Inc., a registered
                                                                    investment adviser,
                                               ACM I, IV, V, VII: 4 with which he had
                                                                    been associated
                                                                    since prior to 1997.
                                                                    Former Deputy
                                                                    Comptroller of the
                                                                    State of New York
                                                                    and, prior thereto,
                                                                    Chief Investment
                                                                    Officer of the New
                                                                    York Bank for
                                                                    Savings.

Dr. James M. Hester,***+, Class Two (2005++)   ACM I: 15            President of The        8                 None
77                                                                  Harry Frank
The Harry Frank                                ACM IV, V: 14        Guggenheim
Guggenheim Foundation                                               Foundation, with
527 Madison Avenue                             AWDGF: 10            which he has been
New York, NY 10022-4301                                             associated since
                                               ACM VIII, AWDGF II:  prior to 1997.
                                               9                    Formerly President
                                                                    of New York
                                               ACM VII, AMA: 8      University and the
                                                                    New York Botanical
                                                                    Garden, Rector of
                                                                    the United Nations
                                                                    University and Vice
                                                                    Chairman of the
                                                                    Board of the Federal
                                                                    Reserve Bank of New
                                                                    York.

Clifford L. Michel,***+,  Class One (2004)     ACM I: 15            Senior Counsel of       91                Placer Dome, Inc.
62                                                                  the law firm of                           (mining).
St. Bernards Road                              ACM IV, V: 14        Cahill Gordon &
Gladstone, NJ 07934                                                 Reindel, with which
                                               AWDGF: 10            he has been
                                                                    associated since
                                               ACM VIII, AWDGF II:  prior to 1997.
                                               9                    President and Chief
                                                                    Executive Officer
                                               ACM VII, AMA: 8      and Director of
                                                                    Wenonah Development
                                                                    Company
                                                                    (investments).




                                7




Donald J. Robinson,***+,  Class One (2004)     ACM I, IV, V, VII    Senior Counsel of       103               None
67                                             and VIII, AWDGF,     the law firm of
98 Hells Peak Road                             AWDGF II and AMA: 7  Orrick, Herrington &
Weston, VT 05161                                                    Sutcliffe LLP since
                                                                    January 1997.
                                                                    Formerly a senior
                                                                    partner and a member
                                                                    of the Executive
                                                                    Committee of that
                                                                    firm.  He was also a
                                                                    member of the
                                                                    Municipal Securities
                                                                    Rulemaking Board and
                                                                    a Trustee of the
                                                                    Museum of the City
                                                                    of New York.



-------------------------------------------------------------------------------------------------

* "Years of Service" refers to the total number of years the Director has served as a Director.
** "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each Fund because of an affiliation with the Funds' investment adviser, Alliance Capital Management L.P.
(the "Adviser").
*** Member of the Audit Committee of each Fund.
+ Member of the Nominating Committee of each Fund.
++ If re-elected at the Meeting.

    It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), that each Director will invest specified minimum amounts, and (in the case of most of the Directors of the Funds) an overall total of at least $150,000, in shares of investment companies in the Alliance Fund Complex.

    The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                                                           Aggregate Dollar
                                                           Range of Equity
                                                           Securities of the
                                                           Funds in the
                        Dollar Range of Equity             Alliance Fund
                        Securities of the Funds            Complex as of
                        as of December 31, 2001            December 31, 2001
------------------------------------------------------------------------------

John D. Carifa          ACM I:       $10,001-$50,000       over $100,000
                        AWDGF II:    $1-$10,000
                        AMA:         $10,001-$50,000

Ruth Block              ACM I:       $10,001-$50,000       over $100,000
                        ACM V:       $10,001-$50,000
                        ACM VIII:    $10,001-$50,000
                        AWDGF II:    $10,001-$50,000
                        AMA:         $10,001-$50,000

David H. Dievler        ACM I:       $10,001-$50,000       over $100,000
                        ACM IV:      $1-$10,000
                        AWDGF II:    $1-$10,000
                        AMA:         $10,001-$50,000

John H. Dobkin          AWDGF II:    $1-$10,000            over $100,000
                        AMA:         $10,001-$50,000

William H. Foulk, Jr.   ACM I:       $10,001-$50,000       over $100,000
                        ACM IV:      $1-$10,000
                        ACM V:       $1-$10,000
                        ACM VII:     $1-$10,000
                        ACM VIII:    $1-$10,000
                        AWDGF:       $1-$10,000
                        AWDGF II:    $1-$10,000
                        AMA:         $10,001-$50,000

Dr. James M. Hester     ACM I:       $10,001-$50,000       over $100,000
                        ACM IV:      $1-$10,000
                        ACM V:       $1-$10,000
                        AWDGF:       $1-$10,000
                        AMA:         $10,001-$50,000

Clifford L. Michel      ACM I:       $10,001-$50,000       over $100,000
                        ACM IV:      $1-$10,000
                        ACM V:       $1-$10,000
                        ACM VII:     $10,001-$50,000
                        ACM VIII:    $1-$10,000
                        AWDGF:       $10,001-$50,000
                        AWDGF II:    $1-$10,000
                        AMA:         $10,001-$50,000

Donald J. Robinson      ACM V:       $1-$10,000            over $100,000
                        ACM VIII:    $10,001-$50,000
                        AMA:         $50,001-$100,000

-----------------------------------------------------------------------------

    As of December 28, 2001, the Directors and officers of each Fund as a group owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Funds Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

    During its fiscal year ended in 2001, the Board of Directors of ACM I met 8 times; of ACM IV, 7 times; of ACM V, 7 times; of ACM VII, 7 times; of ACM VIII, 7 times; of AWDGF, 6 times; of AWDGF II, 8 times; and of AMA 7 times. Each Fund's Board of Directors has two standing committees of the Board an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above in the table listing Directors of the Funds. The Audit Committee of each Fund meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The Audit Committees of each of the Funds met 3 times during their Fund's most recently completed fiscal year, except the Audit Committee of AWDGF II met 2 times during its most recently completed fiscal year. The Nominating Committees of the Funds did not meet during the Funds' respective most recently completed fiscal years. The Nominating Committees were constituted for the purpose nominating persons to fill any vacancies on the Boards of Directors and do not currently consider for nomination candidates proposed by stockholders.

    In accordance with the rules of the New York Stock Exchange, the Boards of Directors have determined that the members of the Audit Committees are independent as defined in Section
303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed
Company Manual.

    None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2001, the aggregate compensation paid to the Directors during calendar year 2001 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which the Directors serve as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                  Number of
                                                    Number of     Investment
                                                    Investment    Portfolios
                                                    Companies     within the
                                                    in the        Alliance
                                      Compensa-     Alliance      Fund
                                      tion from     Fund          Complex,
                                      the           Complex,      including
                                      Alliance      including     the Funds,
                                      Fund          the Funds,    as to
                   Compensation       Complex,      as to which   which the
                   from the Funds     including     the Director  Director is
                   during their       the Funds,    is a Director a Director
Name of Director   Fiscal Years       during 2001   or Trustee    or Trustee
-----------------------------------------------------------------------------

John D. Carifa      $-0-               $-0-              49           113

Ruth Block          $6,260 ACM I       $186,050.00       38            88
                    $4,280 ACM IV
                    $3,893 ACM V
                    $1,914.25 ACM VII
                    $4,455 ACM VIII
                    $3,521 AWDGF
                    $3,529 AWDGF II
                    $3,955 AMA

David H. Dievler    $7,760 ACM I       $244,350.00       44            94
                    $4,280 ACM IV
                    $3,893 ACM V
                    $1914.25 ACM VII
                    $4,455 ACM VIII
                    $3,521 AWDGF
                    $3,637 AWDGF II
                    $3,955 AMA

John H. Dobkin      $6,260 ACM I       $210,900.00       41            91
                    $4,280 ACM IV
                    $3,893 ACM V
                    $1914.25 ACM VII
                    $4,454 ACM VIII
                    $3,521 AWDGF
                    $3,638 AWDGF II
                    $3,955 AMA

William H.          $7,760 ACM I       $249,400.00       45            91
  Foulk, Jr.        $4,280 ACM IV
                    $3,893 ACM V
                    $1914.25 ACM VII
                    $4,455 ACM VIII
                    $3,521 AWDGF
                    $3,635 AWDGF II
                    $3,955 AMA

Dr. James M.        $9,062 ACM I       $90,650.00         8             8
 Hester             $7,540 ACM IV
                    $7,403 ACM V
                    $4,231 ACM VII
                    $7,215 ACM VIII
                    $6,842 AWDGF
                    $5,012 AWDGF II
                    $7,215 AMA

Clifford L. Michel  $6,260 ACM I       $199,087.50       39            91
                    $4,280 ACM IV
                    $3,705 ACM V
                    $1914.25 ACM VII
                    $4,455 ACM VIII
                    $3,521 AWDGF
                    $3,638 AWDGF II
                    $3,955 AMA

Donald J. Robinson  $6,260 ACM I       $186,050.00       41           103
                    $4,280 ACM IV
                    $3,893 ACM V
                    $1914.25 ACM VII
                    $4,455 ACM VIII
                    $3,521 AWDGF
                    $3,636 AWDGF II
                    $3,955 AMA

Officer Information

    Certain information concerning the Funds' officers is set forth below. The Funds' officers do not serve for fixed terms.


                             Position(s)                   Principal
                             (Month and Year               Occupation during
Name, Address and Age*       First Elected)                the past 5 years
-----------------------------------------------------------------------------
John D. Carifa (56)      AMC I  Chairman of the   See biography above.
                         Board (12/94)

                         AMC IV  Chairman of the
                         Board & President
                         (12/94)

                         AMC V  Chairman of the
                         Board & President
                         (12/94)

                         AMC VII  Chairman of the
                         Board & President
                         (12/94)

                         AMC VIII  Chairman of
                         the Board (4/95)

                         AWDGF  Chairman of the
                         Board(4/95)

                         AWDGF II  Chairman of
                         the Board (4/95)

                         AMA  Chairman of the
                         Board & President (1/95)
Wayne D. Lyski (60)       ACM I  President (6/87) Executive Vice President
                                                  of ACMC,** with which he
                         ACM IV  Senior Vice      has been associated
                         President (7/88)         since prior to 1997.

                         ACM V  Senior Vice
                         President (12/94)

                         ACM VII  Senior Vice
                         President (12/94)
                         ACM VIII  President
                         (4/95)

                         AWDGF  President (4/95)

                         AWDGF II  President
                         (4/95)

Kathleen A. Corbet (41)  ACM I - Senior Vice      Executive Vice President
                         President (4/96)         of ACMC,** with which
                                                  she has been associated
                         ACM IV - Senior Vice     since prior to 1997.
                         President (4/96)

                         ACM V  Senior Vice
                         President (4/00)

                         ACM VII  Senior Vice
                         President (4/95)

                         ACM VIII  Senior Vice
                         President (6/95)

                         AWDGF  Senior Vice
                         President (6/95)

                         AWDGF II  Senior Vice
                         President (6/95)

                         AMA  Senior Vice
                         President (9/94)

Gregory Dube (46)        ACM V  Senior Vice       Senior Vice President
                         President (4/00)         and Head of the Global
                                                  High Yield Group of
                         ACM VIII  Senior Vice    ACMC** with which he has
                         President (4/00)         been associated since
                                                  1998.  From 1996 to
                         AWDGF II  Senior Vice    1998, he was a member of
                         President (4/00)         the Fixed Income Group
                                                  of Lazard Freres from
                                                  1996 to 1998.  Prior
                                                  thereto, Mr. Dube was a
                                                  partner of Donaldson,
                                                  Lufkin and Jenrette.

Alfred Harrison (64)     AMA  Senior Vice         Vice Chairman and
                         President (9/94)         Director of ACMC,** with
                                                  which he has been
                                                  associated since prior
                                                  to 1997.
Susan P. Keenan (44)     AMC VII  Senior Vice     Senior Vice President of
                         President (4/95)         ACMC,** with which she
                                                  has been associated
                                                  since prior to 1997.

Thomas J. Bardong (56)   AMA  Vice President
                         (4/95)Senior Vice
                         President of ACMC,**
                         with which he has been
                         associated since prior
                         to 1997.

Matthew Bloom (45)       ACM V  Vice President
                         (4/01)

George B. Caffrey (48)   ACM V  Vice President    Vice President of ACMC**
                         (10/00)                  and a Portfolio Manager
                                                  since January 2000.
                         ACM VIII  Vice President Prior thereto, he was
                         (10/00)                  with the High Yield Bond
                                                  Group at AIG Global
                                                  Investment Corp. since
                                                  prior to 1997.

Paul J. DeNoon (39)      ACM I  Vice President    Vice Chairman and Senior
                         (3/93)                   Vice President of
                                                  ACMC,** with which he
                         ACM IV  Vice President   has been associated
                         (9/94)                   since prior to 1997.

                         ACM V  Vice President
                         (10/00)

                         ACM VIII  Vice President
                         (10/00)

                         AWDGF  Vice President
                         (12/92)

                         AWDGF II  Vice President
                         (4/94)

David Dowden (39)        ACM VII  Vice President  Senior Vice President of
                         (4/95)                   ACMC,** with which he
                                                  has been associated
                                                  since 1997.

Terrance Hults (35)      ACM VII  Vice President  Vice President of
                         (12/95)                  ACMC,** with which he
                                                  has been associated
                                                  since prior to 1997.

John A. Koltes (59)      AMA  Vice President      Senior Vice President of
                         (9/94)                   ACMC,** with which he
                                                  has been associated
                                                  since prior to 1997.

Michael Mon (31)         ACM I  Vice President    Vice President of ACMC,
                         (4/00)                   with which he has been
                                                  associated since June
                         ACM IV  Vice President   1999.  Prior thereto he
                         (7/99)                   was a portfolio manager
                                                  at Brudage, Story and
                                                  Rose since 1988.
                                                  Previously, he was
                                                  employed as an Assistant
                                                  Vice President at
                                                  Mitchell Hutchins Asset
                                                  Management since prior
                                                  to 1996.

Daniel Nordby (57)       AMA  Vice President      Senior Vice President of
                         (4/99)                   ACMC,** with which he
                                                  has been associated
                                                  since prior to 1997.
William E. Oliver (52)   ACM VII  Vice President  Senior Vice President of
                         (6/93)                   ACMC,** with which he
                                                  has been associated
                                                  since prior to 1997.

Michael J. Reilly (37)   AMA  Vice President      Senior Vice President of
                         (9/94)                   ACMC,** with which he
                                                  has been associated
                                                  since prior to 1997.

Christian Wilson (33)    ACM V  Vice President
                         (4/96)

Mark D. Gersten (51)     ACM I  Treasurer and     Senior Vice President of
                         Chief Financial Officer  Alliance Global Investor
                         (6/87)                   Services, Inc.
                                                  ("AGIS"),** with which
                         ACM IV  Treasurer and    he has been associated
                         Chief Financial          since prior to 1997.
                         Officer(6/88)

                         ACM V  Treasurer and
                         Chief Financial
                         Officer(7/88)

                         ACM VII  Treasurer and
                         Chief Financial
                         Officer(2/93)

                         ACM VIII  Treasurer and
                         Chief Financial
                         Officer(9/93)

                         AWDGF  Treasurer and
                         Chief Financial
                         Officer(3/93)

                         AWDGF II  Treasurer and
                         Chief Financial
                         Officer(4/94)

                         AMA  Treasurer and Chief
                         Financial Officer(9/94)

Edmund P. Bergan, Jr.    ACM I  Secretary (6/87)  Senior Vice President
(51)                                              and the General Counsel
                         ACM IV  Secretary (6/88) of Alliance Fund
                                                  Distributors, Inc.
                         ACM V  Secretary (7/88)  ("AFD")** AGIS,** with
                                                  which he has been
                         ACM VII  Secretary       associated since prior
                         (2/93)                   to 1997.

                         ACM VIII  Secretary
                         (9/93)

                         AWDGF  Secretary (3/93)

                         AWDGF II  Secretary
                         (4/94)

                         AMA  Secretary (9/94)

Thomas R. Manley (50)    ACM VII  Controller      Vice President of ACMC
                         (4/99)                   since prior to 1997.

Vincent S. Noto (37)     ACM I  Controller(4/96)  Vice President of
                                                  AGIS,** with which he
                         ACM IV  Controller(4/96) has been associated
                                                  since prior to 1997.
                         ACM V  Controller(4/96)

                         ACM VIII
                         Controller(4/96)

                         AWDGF  Controller(4/96)

                         AWDGF II
                         Controller(4/96)

                         AMA  Controller(4/96)

---------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.
** ACMC, AFD and AGIS are affiliates of the Funds.

Audit Committee Report

    Each Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Audit Committees are set forth in the Audit Committee Charters. In brief, the role of each Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    The Audit Committee of the Board of Directors of each Fund will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent accountants of its Fund. Each Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Each Audit Committee has also considered whether the provision by its Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants the independent accountants' independence.

    The members of the Funds' Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' accountants are in fact "independent".

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

    Submitted by the Audit Committees of the Boards of Directors

    Ruth Block                       Dr. James M. Hester
    David H. Dievler                 Clifford L. Michel
    John H. Dobkin                   Donald J. Robinson
    William H. Foulk, Jr.

Independent Accountants

    The Boards of Directors of the Funds at meetings held on July 18, 2001 (ACM IV, ACM V and ACM VIII), October 30, 2001 (ACM I, ACM VII and AWDGF) and January 23, 2002 (AWDGF II) approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, Ernst & Young LLP, independent accountants to audit the accounts of AWDGF II (for the fiscal year ending March 31, 2002), ACM IV (July 31,
2002), ACM V (August 31, 2002), ACM VIII (September 30, 2002), ACM VII and AWDGF (October 31, 2002) and ACM I (December 31,
2002). The Board of Directors of AMA similarly approved by vote PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of AMA for the fiscal year ending September 30, 2002.
In reliance on Rule 32a-4 under the 1940 Act, the Funds are not seeking stockholder ratification of the selection of their independent auditors.

    Ernst & Young LLP has audited the accounts of ACM I, ACM IV, ACM VII, ACM VIII, AWDGF and AWDGF II since the respective dates of their commencements of operations, and of ACM V since its fiscal year ended August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Accountants' Fees

    The following table sets forth the aggregate fees billed by the independent accountants for each Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; and (iii) all other services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund.

                                                  Financial
                                                 Information
                                               Systems Design
                                                     and
                                               Implementation
                                  Audit Fees        Fees*       Other Fees*
---------------------------------------------------------------------------

ACM Income Fund, Inc.               $48,000          $-0-         $698,943
ACM Government Opportunity
  Fund, Inc.                        $40,000          $-0-         $604,942
ACM Managed Income Fund, Inc.       $43,000          $-0-         $498,061
ACM Municipal Securities
  Income Fund, Inc.                 $40,000          $-0-         $590,350
ACM Managed Dollar Income
  Fund, Inc.                        $48,000          $-0-         $515,113
Alliance World Dollar
  Government Fund, Inc.             $48,000          $-0-         $55,7815
Alliance World Dollar
  Government Fund II, Inc.          $55,000          $-0-         $486,789
Alliance All-Market
  Advantage Fund, Inc.              $35,000          $-0-         $125,294
---------------------------------------------------------------------------

* Substantially all of the fees reflected consist of amounts billed to the Adviser and its affiliates. The fees vary significantly because they are presented based on the Funds' respective most recently completed fiscal years. The fees listed are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.

    The Boards of Directors recommend that the stockholders of each Fund vote "FOR" the re-election of the Directors in Class
Two to continue to serve as Directors of each Fund.

                          PROPOSAL TWO

       AMENDMENT TO THE CHARTER OF EACH FUND TO AUTHORIZE
THE BOARD OF DIRECTORS FROM TIME TO TIME TO INCREASE OR DECREASE
      THE NUMBER OF AUTHORIZED SHARES OF STOCK OF THE FUND

    At meetings held on October 29, 2001, each Fund's Board of Directors considered and approved a proposed amendment to its Fund's Charter authorizing the Board of Directors, in its sole discretion, to amend the Charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of shares of stock of any class or series of the Fund, and recommended the Charter amendment to stockholders for their approval. The affirmative vote of a majority of the votes entitled to be cast by the stockholders of a Fund is required to approve the Charter Amendment. If the amendment is approved by a

Fund's stockholders, a new section will be added at the end of Article FIFTH of that Fund's Charter, to read as follows:

         "The Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue."

    In approving the Charter proposed amendment, the Board of Directors of each Fund considered the Adviser's expressed concern that in certain circumstances a change in the number of the Fund's authorized shares may be desirable (e.g., in order to permit a proposed stock split or an offering of stock) but that the current requirement for stockholder approval of the change could involve delays that are not consistent with the best interests of stockholders. In addition, satisfying the requirement for stockholder approval could involve the significant expense of a special meeting of stockholders, including the costs of preparing, printing and mailing proxy materials to stockholders.

    The authorized capital stock of each Fund and the number of shares of common stock and preferred stock issued and outstanding are set forth below.

                                       Shares of Common  Shares of Preferred
                          Shares of    Stock Issued and   Stock Issued and
                         Authorized    Outstanding as of   Outstanding as
                        Capital Stock  December 28, 2001of December 28, 2001
---------------------------------------------------------------------------

ACM Income Fund, Inc.      300,000,000       224,216,861               --
ACM Government Opportunity
  Fund, Inc.               300,000,000        12,555,056               --
ACM Managed Income
  Fund, Inc.               300,000,000        24,195,856              950
ACM Municipal Securities
  Income Fund, Inc.        100,000,000        10,929,793            3,600
ACM Managed Dollar
  Income Fund, Inc.        300,000,000        22,201,898               --
Alliance World Dollar
  Government Fund, Inc.    100,000,000         8,777,373               --
Alliance World Dollar
  Government Fund II, Inc. 300,000,000        77,850,368               --
Alliance All-Market
  Advantage Fund, Inc.     300,000,000         3,621,980               --
---------------------------------------------------------------------------

    If the stockholders of a Fund approve the Charter amendment, the Board of Directors may cause the issuance of the additional shares of stock of any class or series of the Fund without further action by the stockholders, unless stockholder approval is required by applicable law or by the rules of the New York Stock Exchange or any other exchange upon which the Fund's stock is then listed.

    Each Fund's Board of Directors recommends that the stockholders of that Fund vote "FOR" the approval of the amendment to the Fund's Charter to authorize the Board of Directors to amend the Charter from time to time to increase or decrease the number of authorized shares of capital stock of the Fund.

            INFORMATION AS TO THE INVESTMENT ADVISER
               AND THE ADMINISTRATORS OF THE FUNDS

    Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I is Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II and AMA is the Adviser. Prudential Investments Fund Management LLC, Gateway Center 3, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V and ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Commission and the NYSE initial reports of ownership and reports of changes in ownership of shares of the Funds. For each Fund's fiscal year ended in 2001, all such reports were timely filed.

                          OTHER MATTERS

    Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

    As of December 28, 2001, Aon Corporation and Combined Insurance Company of America, each with an address of 200 East Randolph Street, Chicago, Illinois 60601, were believed by management of ACM IV to beneficially own an aggregate of 4,552,708 shares, or 36.26%, of the outstanding common stock of ACM IV.

              SUBMISSION OF PROPOSALS FOR THE NEXT
                 ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 22, 2002 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's By-laws.

    The persons named as proxies for the 2003 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by January 4, 2003 (or such earlier date as may be specified by an advance notice provision in the Fund's By-laws). If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                     REPORTS TO STOCKHOLDERS

    Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call Alliance Global Investor Services at (800) 227-4618 or write to Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                             By Order of the Boards of Directors,

                             Edmund P. Bergan, Jr.
                             Secretary

February 18, 2002
New York, New York

TABLE OF CONTENTS
                                                             Page
-----------------------------------------------------------------
Introduction..................................................[1]

Proposal One: Election of
Directors.....................................................[3]

Proposal Two: Amendment to the Charter of each Fund to
Authorize the Board of Directors from Time to Time to
Increase or Decrease the Number of Authorized Shares
of Stock of the Fund.........................................[16]

Information as to the Investment Adviser and the Administrators
of the Funds.................................................[17]

Other Matters................................................[18]

Submission of Proposals for the Next Annual Meeting of
Stockholders.................................................[18]

Reports to Stockholders......................................[18]

                      ACM Income Fund, Inc.

              ACM Government Opportunity Fund, Inc.

                  ACM Managed Income Fund, Inc.

           ACM Municipal Securities Income Fund, Inc.

              ACM Managed Dollar Income Fund, Inc.

           Alliance World Dollar Government Fund, Inc.

         Alliance World Dollar Government Fund II, Inc.

            Alliance All-Market Advantage Fund, Inc.

----------------------------------------------------------------

                   [LOGO OF ALLIANCE CAPITAL]
                Alliance Capital Management L.P.
----------------------------------------------------------------

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
MARCH 20, 2002

PROXY             ACM MANAGED INCOME FUND, INC.             PROXY

         PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON MARCH 20, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of ACM Managed Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby instructs each of Carol H. Rappa and Christina A. Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on March 20, 2002 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES WILL BE CAST
(I) "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS;(II) "FOR" THE AMENDMENT TO THE CHARTER AUTHORIZING THE BOARD OF DIRECTORS FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK OF THE CORPORATION; AND (III) "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE PROXY STATEMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT TIMELY RECEIVED, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

             Please refer to the Proxy Statement for
             a discussion of each of the Proposals.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
 AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?


__________________________________   ____________________________

__________________________________   ____________________________

__________________________________   ____________________________

                  ACM MANAGED INCOME FUND, INC.


Common Stock

Mark box at right if an address
change or comment has been noted on
the reverse side of this card.  /  /

    Your Board of Directors urges
    you to vote "FOR" the election
    of all Nominees and "FOR"
    Proposal Two.

                                    Please mark votes as in this example: /X/
1.  Election of Directors               FOR ALL                      FOR ALL
                                        NOMINEES       WITHHOLD      EXCEPT
                                        /      /       /      /      /     /
    Class Two Nominees
    (terms expire 2005):

    (01) David H. Dievler           NOTE: If you do not wish your shares
    (02) William H. Foulk           voted "FOR" any particular Nominee, mark
                                    the "For All Except" box and strike a
                                    line through the name(s) of the
                                    Nominee(s).  Your shares will be voted
                                    for the remaining Nominee(s).


CONTROL NUMBER:

2.  Approval of amendment to the          FOR        AGAINST      ABSTAIN
    Charter of the Corporation           /     /     /     /      /     /
    authorizing the Board of
    Directors from time to time to
    increase or decrease the number
    of authorized shares of stock of
    the Corporation.

3.  In their discretion upon any
    other matters that may properly
    come before the Annual Meeting
    or any postponement or
    adjournment thereof, as
    described in the Proxy
    Statement.

                                      Please be sure to sign and date this
                                      Proxy.

                                       ______________________________________

                                       Stockholder sign here

                                       ______________________________________
                                       Co-owner sign here

                                       Date _______________, 2002

PROXY             ACM MANAGED INCOME FUND, INC.             PROXY

         PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
           STOCKHOLDERS TO BE HELD ON MARCH [20], 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of ACM Managed Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby instructs each of Carol H. Rappa and Christina A. Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on March [20], 2002 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES WILL BE CAST
(I) "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS; (II) "FOR" THE AMENDMENT TO THE CHARTER AUTHORIZING THE BOARD OF DIRECTORS FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK OF THE CORPORATION; AND (III) "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE PROXY STATEMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT TIMELY RECEIVED, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

             Please refer to the Proxy Statement for
             a discussion of each of the Proposals.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
 AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

                  ACM MANAGED INCOME FUND, INC.

Remarketed Preferred Stock, Series A


Mark box at right if an address
change or comment has been noted on
the reverse side of this card.  /  /

    Your Board of Directors urges
    you to vote "FOR" the election
    of all Nominees and "FOR"
    Proposal Two.

                                    Please mark votes as in this example: /X/
1.  Election of Directors               FOR ALL                      FOR ALL
                                        NOMINEES       WITHHOLD      EXCEPT
                                        /      /       /      /      /     /
    Class Two Nominees
    (terms expire 2005):

    (01) David H. Dievler           NOTE: If you do not wish your shares
    (02) William H. Foulk           voted "FOR" any particular Nominee, mark
    (03) James M. Hester            the "For All Except" box and strike a
                                    line through the name(s) of the
                                    Nominee(s).  Your shares will be voted
                                    for the remaining Nominee(s).



2.  Approval of amendment to the          FOR        AGAINST      ABSTAIN
    Charter of the Corporation           /     /     /     /      /     /
    authorizing the Board of
    Directors from time to time to
    increase or decrease the number
    of authorized shares of stock of
    the Corporation.

3.  In their discretion upon any
    other matters that may properly
    come before the Annual Meeting
    or any postponement or
    adjournment thereof, as
    described in the Proxy
    Statement.

                                      Please be sure to sign and date this
                                      Proxy.

                                       ______________________________________
                                       Stockholder sign here

                                       ______________________________________
                                       Co-owner sign here

                                       Date _______________, 2002

















































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